Exhibit 99.1

Energy Recovery Reports Record Full Year and Fourth Quarter Revenue for 2023

SAN LEANDRO, Calif. - February 21, 2024 – Energy Recovery, Inc. (Nasdaq:ERII) (“Energy Recovery” or the “Company”) today announced its financial results for the fourth quarter and year ended December 31, 2023.

Fiscal Year 2023 Highlights
•Record annual revenue of $128.3 million, which includes a 79% growth in wastewater and represents nine consecutive years of revenue growth.
•Record quarterly revenue of $57.2 million, representing a 35% year-on-year growth with strong performance in Energy Recovery’s primary desalination business and the continued rapid expansion of the company’s wastewater sector. Water revenue was below guidance due to the delayed shipment of a single project to be shipped in 2024. This project was highlighted as a potential risk in the Q3 earnings call.
•Gross margin of 67.8%, within Energy Recovery’s expectations and above guidance.
•Operating expenses of $68.0 million, in line with Energy Recovery’s expectations.
•Income from operations of $19.1 million.
•Net income of $21.5 million and adjusted EBITDA(1) of $31.2 million.
•Operating cash flow for the year more than doubled largely due to strong customer collections and strategic efforts to optimize raw inventory turnover rates.
•Cash and investments of $122.4 million, which include cash, cash equivalents, and short-term and long-term investments.

“We achieved record annual and fourth quarter revenue in 2023, which represents our ninth consecutive year of revenue growth despite a shift of $8 million revenue associated with a single project that was pushed from the fourth quarter into 2024,” commented David Moon, President and CEO.

“Our core desalination business is healthy, our wastewater business continues to grow rapidly, and we are making progress in our CO2 refrigeration business. This year, we expect to see our newest and most efficient product, the PX Q400, achieve roughly 50% of sales in our megaproject channel. Wastewater could reach up to 10% of our Water revenue in just three years and we are pushing hard to get our PX G1300 in multiple supermarket chains in the U.S. and Europe.”

Mr. Moon added, “Our focus in 2024, and beyond, is rebuilding shareholder value and trust within the market. We remain committed to our growth strategy of diversification into new markets, which is key to Energy Recovery’s future. In 2024, we will continue to defend our leadership position in our core desalination business, and invest in new market opportunities in CO2 and wastewater, while managing both expenses and cash with discipline and a focus on investing in the highest and best use of shareholder capital. I am excited by the long-term growth prospects and believe we are well-positioned to continue to grow.”

Financial Highlights

	Quarter-to-Date			Year-to-Date
	Q4’2023	Q4’2022	vs. Q4’2022	2023	2022	2023 vs. 2022
	(In millions, except net income per share, percentages and basis points)
Revenue	$57.2	$42.3	up 35%	$128.3	$125.6	up 2%
Gross margin	69.1%	70.7%	down 160 bps	67.8%	69.6%	down 180 bps
Operating margin	36.0%	34.5%	up 150 bps	14.8%	19.8%	down 500 bps
Net income	$19.8	$13.7	up 44%	$21.5	$24.0	down 11%
Net income per share	$0.34	$0.24	up 42%	$0.37	$0.42	down 12%
Effective tax rate				5.3%	7.8%
Cash provided by operations	$13.8	$6.4		$26.1	$12.6

Non-GAAP Financial Highlights (1)

	Quarter-to-Date			Year-to-Date
	Q4’2023	Q4’2022	vs. Q4’2022	2023	2022	2023 vs. 2022
	(In millions, except adjusted net income per share, percentages and basis points)
Adjusted operating margin	39.9%	37.9%	up 200 bps	21.1%	26.2%	down 510 bps
Adjusted net income	$22.0	$14.7	up 50%	$28.9	$30.5	down 5%
Adjusted net income per share	$0.39	$0.26	up 50%	$0.51	$0.54	down 6%
Adjusted effective tax rate				6.1%	10.6%
Adjusted EBITDA	$23.9	$17.0		$31.2	$36.8
Free cash flow	$12.4	$5.1		$23.5	$8.4

(1)Refer to the sections “Use of Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” for definition of adjustment to GAAP presentation.

Forward-Looking Statements
Certain matters discussed in this press release and on the conference call are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including expectations regarding the shipment of projects; our belief that our core desalination business remains strong; our expectations regarding the growth of our wastewater business; our belief we are making progress in our CO2 business; our belief that we can defend our position in seawater desalination; our ability to build shareholder value; and our belief that the Company is well positioned to continue to grow. These forward-looking statements are based on information currently available to us and on management’s beliefs, assumptions, estimates, or projections and are not guarantees of future events or results. Potential risks and uncertainties include risks relating to the future demand for our products, risks relating to performance by our customers and third-party partners, risks relating to the timing of revenue, and any other factors that may have been discussed herein regarding the risks and uncertainties of the Company’s business, and the risks discussed under “Risk Factors” in the Company’s Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) for the year ended December 31, 2022, as supplemented by the risks discussed under “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, as well as other reports filed by the Company with the SEC from time to time. Because such forward-looking statements involve risks and uncertainties, the Company’s actual results may differ materially from the predictions in these forward-looking statements. All forward-looking statements are made as of today, and the Company assumes no obligation to update such statements.

Use of Non-GAAP Financial Measures
This press release includes certain non-GAAP financial measures, including adjusted operating margin, adjusted net income, adjusted net income per share, adjusted effective tax rate, adjusted EBITDA and free cash flow. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP. These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions, and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. The Company believes these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Notes to the Fourth Quarter and Fiscal 2023 Financial Results
•Adjusted operating margin is a non-GAAP financial measure that the Company defines as income from operations which excludes i) share-based compensation; and ii) non-core operational costs, such as VorTeq-related severance costs and accelerated depreciation, divided by revenues.
•Adjusted net income is a non-GAAP financial measure that the Company defines as net income which excludes i) share-based compensation; ii) non-core operational costs, such as VorTeq-related severance costs and accelerated depreciation; and iii) the applicable tax effect of the excluded items including the share-based compensation discrete tax item.
•Adjusted net income per share is a non-GAAP financial measure that the Company defines as net income, which excludes i) share-based compensation; and ii) non-core operational costs, such as VorTeq-related severance costs and accelerated depreciation; and iii) the applicable tax effect of the excluded items including the share-based compensation discrete tax item, divided by basic shares outstanding.
•Adjusted effective tax rate reflects adjustments for share-based compensation discrete tax item, share-based compensation, and VorTeq-related severance costs and accelerated depreciation.
•Adjusted EBITDA is a non-GAAP financial measure that the Company defines as net income which excludes i) depreciation and amortization; ii) share-based compensation; iii) non-core operational costs, such as VorTeq-related severance costs; iv) other income, net, such as interest income and other non-operating income (expense), net; and v) provision for income taxes.
•Free cash flow is a non-GAAP financial measure that the Company defines as net cash provided by operating activities less capital expenditures.

Conference Call to Discuss Fourth Quarter and Fiscal 2023 Financial Results
LIVE CONFERENCE CALL:
Wednesday, February 21, 2024, 2:00 PM PT / 5:00 PM ET
Listen-only, US / Canada Toll-Free: +1 (877) 709-8150
Listen-only, Local / International Toll: +1 (201) 689-8354

CONFERENCE CALL REPLAY:
Expiration: March 22, 2024
US / Canada Toll-Free: +1 (877) 660-6853
Local / International Toll: +1 (201) 612-7415
Access code: 13743738

Investors may access the live call and the replay (approximately three hours after the live call concludes) over the internet on the “Events” page at: https://ir.energyrecovery.com/news-events/ir-calendar.

Disclosure Information
Energy Recovery uses the investor relations section on its website as means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Energy Recovery’s investor relations website in addition to following Energy Recovery’s press releases, SEC filings, and public conference calls and webcasts.

About Energy Recovery
Energy Recovery (Nasdaq: ERII) is a trusted global leader in energy efficiency technology. Building on our pressure exchanger technology platform, we design and manufacture reliable, high-performance solutions that generate cost savings and increase energy efficiency across several industries. With a strong foundation in the desalination industry, Energy Recovery has delivered transformative solutions that optimize operations and deliver positive environmental impact to our customers worldwide for more than 30 years. Headquartered in the San Francisco Bay Area, Energy Recovery has manufacturing and research and development facilities across California and Texas with sales and on-site technical support available globally. To learn more, visit https://energyrecovery.com/.

Contact
Investor Relations
ir@energyrecovery.com
+1 (346) 382-6927

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	2023	2022
	(In thousands)
ASSETS
Cash, cash equivalents and investments	$122,375	$92,891
Accounts receivable and contract assets	47,529	35,782
Inventories, net	26,149	28,366
Prepaid expenses and other assets	3,251	3,886
Property, equipment and operating leases	30,168	32,695
Goodwill	12,790	12,790
Deferred tax assets and other assets	10,712	10,629
TOTAL ASSETS	$252,974	$217,039

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Accounts payable and accrued expenses	$18,583	$15,507
Contract liabilities and other liabilities, non-current	1,304	1,316
Lease liabilities	13,279	14,878
Total liabilities	33,166	31,701

Stockholders’ equity	219,808	185,338
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$252,974	$217,039

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2023	2022	2023	2022
	(In thousands, except per share data)
Revenue	$57,189	$42,291	$128,349	$125,591
Cost of revenue	17,690	12,400	41,270	38,235
Gross profit	39,499	29,891	87,079	87,356

Operating expenses
General and administrative	7,160	7,186	28,864	28,341
Sales and marketing	6,767	4,361	22,164	16,277
Research and development	4,958	3,739	17,001	17,909
Total operating expenses	18,885	15,286	68,029	62,527
Income from operations	20,614	14,605	19,050	24,829
Other income, net	1,298	765	3,655	1,242
Income before income taxes	21,912	15,370	22,705	26,071
Provision for income taxes	2,107	1,645	1,201	2,022
Net income	$19,805	$13,725	$21,504	$24,049

Net income per share
Basic	$0.35	$0.25	$0.38	$0.43
Diluted	$0.34	$0.24	$0.37	$0.42

Number of shares used in per share calculations
Basic	56,735	56,014	56,444	56,221
Diluted	57,671	57,433	57,740	57,641

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Years Ended December 31,
	2023	2022
	(In thousands)
Cash flows from operating activities:
Net income	$21,504	$24,049
Non-cash adjustments	13,889	14,447
Net cash used in operating assets and liabilities	(9,339)	(25,865)
Net cash provided by operating activities	26,054	12,631

Cash flows from investing activities:
Net investment in marketable securities	(16,634)	(3,816)
Capital expenditures	(2,567)	(4,232)
Proceeds from sales of fixed assets	87	1,102
Net cash used in investing activities	(19,114)	(6,946)

Cash flows from financing activities:
Net proceeds from issuance of common stock	4,794	2,986
Repurchase of common stock	—	(26,654)
Net cash provided by (used in) financing activities	4,794	(23,668)

Effect of exchange rate differences	33	(20)
Net change in cash, cash equivalents and restricted cash	$11,767	$(18,003)
Cash, cash equivalents and restricted cash, end of year	$68,225	$56,458

ENERGY RECOVERY, INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(Unaudited)

Channel Revenue

	Three Months Ended December 31,			Years Ended December 31,
	2023	2022	vs. 2022	2023	2022	vs. 2022
	(In thousands, except percentages)
Megaproject	$41,382	$30,631	up 35%	$83,665	$81,888	up 2%
Original equipment manufacturer	9,150	7,466	up 23%	25,995	28,858	down 10%
Aftermarket	6,657	4,194	up 59%	18,689	14,845	up 26%
Total revenue	$57,189	$42,291	up 35%	$128,349	$125,591	up 2%
Segment Activity

	Three Months Ended December 31, 2023				Three Months Ended December 31, 2022
	Water	Emerging Technologies	Corporate	Total	Water	Emerging Technologies	Corporate	Total
	(In thousands)
Revenue	$57,103	$86	$—	$57,189	$42,237	$54	$—	$42,291
Cost of revenue	17,154	536	—	17,690	12,341	59	—	12,400
Gross profit (loss)	39,949	(450)	—	39,499	29,896	(5)	—	29,891

Operating expenses
General and administrative	1,914	951	4,295	7,160	2,027	964	4,195	7,186
Sales and marketing	4,124	1,882	761	6,767	2,868	927	566	4,361
Research and development	1,130	3,828	—	4,958	992	2,747	—	3,739
Total operating expenses	7,168	6,661	5,056	18,885	5,887	4,638	4,761	15,286
Operating income (loss)	$32,781	$(7,111)	$(5,056)	$20,614	$24,009	$(4,643)	$(4,761)	$14,605

	Year Ended December 31, 2023				Year Ended December 31, 2022
	Water	Emerging Technologies	Corporate	Total	Water	Emerging Technologies	Corporate	Total
	(In thousands)
Revenue	$127,725	$624	$—	$128,349	$125,428	$163	$—	$125,591
Cost of revenue	40,290	980	—	41,270	38,158	77	—	38,235
Gross profit (loss)	87,435	(356)	—	87,079	87,270	86	—	87,356

Operating expenses
General and administrative	7,751	3,927	17,186	28,864	6,936	4,104	17,301	28,341
Sales and marketing	13,691	6,053	2,420	22,164	11,065	3,047	2,165	16,277
Research and development	4,251	12,750	—	17,001	4,151	13,758	—	17,909
Total operating expenses	25,693	22,730	19,606	68,029	22,152	20,909	19,466	62,527
Operating income (loss)	$61,742	$(23,086)	$(19,606)	$19,050	$65,118	$(20,823)	$(19,466)	$24,829

Share-based Compensation

	Three Months Ended December 31,		Years Ended December 31,
	2023	2022	2023	2022
	(In thousands)
Stock-based compensation expense charged to:
Cost of revenue	$164	$136	$719	$506
General and administrative	1,033	701	3,661	3,436
Sales and marketing	649	360	2,333	1,592
Research and development	381	210	1,325	977
Total stock-based compensation expense	$2,227	$1,407	$8,038	$6,511

ENERGY RECOVERY, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (1)
(Unaudited)

This press release includes certain non-GAAP financial information because we plan and manage our business using such information. The following table reconciles the GAAP financial information to the non-GAAP financial information.

	Quarter-to-Date		Year-to-Date
	Q4'2023	Q4'2022	2023	2022
	(In millions, except shares, per share and percentages)
Operating margin	36.0%	34.5%	14.8%	19.8%
Share-based compensation	3.9	3.3	6.3	5.2
Severance	—	—	—	0.2
Accelerated depreciation	—	—	—	0.7
Litigation charges	—	—	—	0.3
Adjusted operating margin	39.9%	37.9%	21.1%	26.2%

Net income	$19.8	$13.7	$21.5	$24.0
Share-based compensation (2)	2.2	1.4	8.0	6.5
Severance (2)	—	—	—	0.3
Accelerated depreciation (2)	—	—	—	0.7
Litigation charges (2)	—	—	—	0.4
Share-based compensation discrete tax item	—	(0.4)	(0.7)	(1.4)
Adjusted net income	$22.0	$14.7	$28.9	$30.5

Net income per share	$0.34	$0.24	$0.37	$0.42
Adjustments to net income per share (3)	0.05	0.02	0.14	0.12
Adjusted net income per share	$0.39	$0.26	$0.51	$0.54

Effective tax rate			5.3%	7.8%
Adjustments to effective tax rate (3)			0.8	2.9
Adjusted effective tax rate			6.1%	10.6%

Net income	$19.8	$13.7	$21.5	$24.0
Share-based compensation	2.2	1.4	8.0	6.5
Severance	—	—	—	0.3
Depreciation and amortization	1.0	1.0	4.1	4.8
Litigation charges	—	—	—	0.4
Other income, net	(1.3)	(0.8)	(3.7)	(1.2)
Provision for income taxes	2.1	1.6	1.2	2.0
Adjusted EBITDA	$23.9	$17.0	$31.2	$36.8

Free cash flow
Net cash provided by operating activities	$13.8	$6.4	$26.1	$12.6
Capital expenditures	(1.4)	(1.2)	(2.6)	(4.2)
Free cash flow	$12.4	$5.1	$23.5	$8.4

(1)Amounts may not total due to rounding.
(2)Amount presented are net of tax.
(3)Refer to the sections “Use of Non-GAAP Financial Measures” for description of items included in adjustments.